TIDEWATER TIDEWATER 2007 Annual Stockholders Meeting 2007 Annual Stockholders Meeting July 12, 2007 July 12, 2007 GLOBAL MOMENTUM GLOBAL MOMENTUM Exhibit 99.1

TIDEWATER TIDEWATER
2
TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900 601 Poydras Street, Suite 1900
New Orleans, LA 70130 New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995,
the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the
Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws.
Participants should consider all of these risk factors as well as other information contained in the
Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010  •
Fax:
504.566.4580  •
Web site address:
www.tdw.com  •
Email:
connect@tdw.com

3 TIDEWATER TIDEWATER OUR WORKPLACE OUR WORKPLACE

4 TIDEWATER TIDEWATER 18 10 8 9 5 5 4 1 1 2 0 4 8 12 16 20 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 LOST TIME ACCIDENTS LOST TIME ACCIDENTS

5
TIDEWATER TIDEWATER
SAFEST COMPANY IN
SAFEST COMPANY IN
THE INDUSTRY
THE INDUSTRY
0
0.5
1
1.5
Calendar Years
Total Recordable Incident Rates
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP
2001 2002 2003 2004 2005 2006

6
TIDEWATER TIDEWATER
WHY A POSITIVE OUTLOOK?
Favorable commodity pricing
Favorable commodity pricing
E&P spending up (Lehman mid year report up by 12.8%)
E&P spending up (Lehman mid year report up by 12.8%)
Rig count up
Rig count up
New rig construction
New rig construction
Continued strong demand in virtually all areas of
Continued strong demand in virtually all areas of
operation
operation
Largest new fleet in the industry
Largest new fleet in the industry
International scope of operations
International scope of operations

7
TIDEWATER TIDEWATER
The most internationally diverse company
The most internationally diverse company
in the industry
in the industry
49 years of international experience
49 years of international experience
Continuing to grow international market share
Continuing to grow international market share
Improving vessel utilization and dayrates for earnings
Improving vessel utilization and dayrates for earnings
growth
growth
79% of revenue & 78% of profit in FY07 came from
79% of revenue & 78% of profit in FY07 came from
International operations
International operations
International E&P (ex Canada) spending forecast to
International E&P (ex Canada) spending forecast to
increase at a faster rate than overall E&P spending
increase at a faster rate than overall E&P spending
INTERNATIONAL OPERATIONS
INTERNATIONAL OPERATIONS
DRIVING EARNINGS
DRIVING EARNINGS

8
TIDEWATER TIDEWATER
TIDEWATER 1997
TIDEWATER 1997
Vessel Count By Region
Vessel Count By Region
57% International       43% Domestic
57% International       43% Domestic
North
America
243 (43%)
Central/South
America
84 (15%)
West
Africa
125 (22%)
Europe/M.E.
75 (14%)
Far East
32 (6%)

9
TIDEWATER TIDEWATER
88% International       12% Domestic
88% International       12% Domestic
Active Vessel Count By Region
(excludes stacked vessels)
TIDEWATER 2007…
TIDEWATER 2007…
INTERNATIONAL
INTERNATIONAL
OPERATIONS
OPERATIONS
DRIVING EARNINGS
DRIVING EARNINGS
North North
America America
45 (12%)
45 (12%)
(12%)
Central/South
America
108 (29%)
West
Africa
138 (37%)
Far East
44 (12%)
Europe/M.E.
38 (10%)

10
TIDEWATER TIDEWATER
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $10.8M in revenue
1% change in utilization = $12.0M in revenue
40%
50%
60%
70%
80%
90%
6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500

11
TIDEWATER TIDEWATER
INTERNATIONAL VESSEL
INTERNATIONAL VESSEL
DAYRATES
DAYRATES
New Vessels
Remaining Vessels
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
$15,000
6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07

12
TIDEWATER TIDEWATER
0%
10%
20%
30%
40%
50%
Fiscal 2005 Fiscal 2006 Fiscal 2007
INTERNATIONAL VESSEL
INTERNATIONAL VESSEL
DAYRATES
DAYRATES
42% Total Growth since FY’04
42% Total Growth since FY’04
Total Growth Percentage
Total Growth Percentage

13
TIDEWATER TIDEWATER
DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $1.4M in revenue
1% change in utilization = $2.8M in revenue
20%
30%
40%
50%
60%
70%
80%
6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000

TIDEWATER TIDEWATER
14
Remaining Vessels
New Vessels
DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
$15,000
6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07

TIDEWATER TIDEWATER
15
0%
20%
40%
60%
80%
100%
120%
140%
Fiscal 2005 Fiscal 2006 Fiscal 2007
125% Total Growth since FY’04
125% Total Growth since FY’04
Total Growth Percentage
Total Growth Percentage
DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES

TIDEWATER TIDEWATER
16
Fiscal 2007
Fiscal 2007
Profit
Profit
Contribution
Contribution
Average
Average
Age
Age
Vessel
Vessel
Count
Count
Profit
Profit
Contribution
Contribution
Average
Average
Age
Age
Vessel
Vessel
Count
Count
48%
48%
5
5
105
105
0%
0%
--
--
0
0
Vessels built
Vessels built
or acquired
or acquired
since
since
January 2000
January 2000
52%
52%
25
25
321
321
100%
100%
19
19
509
509
Vessels built
Vessels built
prior to
prior to
January 2000
January 2000
Fiscal 2000
Fiscal 2000
LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
Fleet Age and Profit Contribution
Fleet Age and Profit Contribution
Nearly 50% of Current Earnings are
Nearly 50% of Current Earnings are
Generated by New Vessels
Generated by New Vessels
* New vessel contribution for Fiscal 2005 was 30%.

TIDEWATER TIDEWATER
17
0
100
200
300
400
Active Fleet Disposition
* Net vessels added to the fleet since January 2000, including 35 vessels under construction at 3/31/07.
* Since 4/01/05, 28 vessels have been scrapped and 89 have been sold.
* Total fleet count excludes 48 stacked vessels.
Out With the Old –
Out With the Old –
In With the New
In With the New
LARGEST NEW FLEET IN
LARGEST NEW FLEET IN
THE INDUSTRY
THE INDUSTRY
(as of 3/31/07)
(as of 3/31/07)
408
408
368
368
144 New Vessels
144 New Vessels
71 Scrapped
71 Scrapped
297 Sold
297 Sold

TIDEWATER TIDEWATER FLEET RENEWAL: FLEET RENEWAL: NEW CONSTRUCTION COMMITMENTS NEW CONSTRUCTION COMMITMENTS July 12, 2007 July 12, 2007

TIDEWATER TIDEWATER 19 NEW CONSTRUCTION NEW CONSTRUCTION COMMITMENTS COMMITMENTS 3 Tugs 3 Tugs 4 FSV’s 4 FSV’s 24 AHTS’s 24 AHTS’s 14 PSV’s 14 PSV’s

20 TIDEWATER TIDEWATER GLOBAL VESSEL CONSTRUCTION GLOBAL VESSEL CONSTRUCTION 6 6 2 2 1 1 11 11 12 12 4 4 9 9

TIDEWATER TIDEWATER
FUTURE VESSEL DELIVERIES
FUTURE VESSEL DELIVERIES
8 delivered
8 delivered
In FY2007
In FY2007
22 in FY2008
22 in FY2008
(4 already delivered) (4 already delivered)
12 in FY2009
12 in FY2009
14 in FY2010
14 in FY2010
and
and
1 in FY2011
1 in FY2011

TIDEWATER TIDEWATER 22 FISCAL 2007 FISCAL 2007 FINANCIAL REPORT FINANCIAL REPORT

TIDEWATER TIDEWATER 23 THE PUNCHLINE THE PUNCHLINE

TIDEWATER TIDEWATER 24 5 49 FISCAL 2005

TIDEWATER TIDEWATER 25 2 50 FISCAL 2006

TIDEWATER TIDEWATER 26

TIDEWATER TIDEWATER 27 No. 1 No. 1 FISCAL 2007

TIDEWATER TIDEWATER
28
$58.58
$58.58
Stock Price at Year End
Stock Price at Year End
$1,886,010
$1,886,010
Stockholders’
Stockholders’
Equity
Equity
$235,182
$235,182
Capital Expenditures
Capital Expenditures
$435,095
$435,095
Net Cash from Operations
Net Cash from Operations
$6.31
$6.31
Earnings Per Share
Earnings Per Share
$356,646
$356,646
Net Earnings
Net Earnings
$1,125,260
$1,125,260
Revenues
Revenues
FISCAL 2007
FINANCIAL HIGHLIGHTS
(000’s omitted, except per share data)

TIDEWATER TIDEWATER
29
FISCAL 2007 vs FISCAL 2006
2006
2006
2007
2007
Stock Price at Year End
Stock Price at Year End
Stockholders’
Stockholders’
Equity
Equity
Capital Expenditures
Capital Expenditures
Net Cash from Operations
Net Cash from Operations
Earnings Per Share
Earnings Per Share
Net Earnings
Net Earnings
Revenues
Revenues
$58.58
$58.58
$1,886,010
$1,886,010
$235,182
$235,182
$435,095
$435,095
$6.31
$6.31
$356,646
$356,646
$1,125,260
$1,125,260
$55.09
$55.09
$1,659,121
$1,659,121
$172,408
$172,408
$297,378
$297,378
$4.07
$4.07
$235,756
$235,756
$877,617
$877,617
(000's omitted, except per share data)

TIDEWATER TIDEWATER
30
SIGNIFICANT EARNINGS GROWTH
SIGNIFICANT EARNINGS GROWTH
$0
$50
$100
$150
$200
$250
$300
$350
Fiscal 2004 Fiscal 2005 Fiscal 2006
$59M
$59M
$101M
$101M
$193M
$193M
$336M
$336M
** Net earnings in Fiscal 2004 is exclusive of the $17.2 million after tax impairment charge. Net earnings in Fiscal 2006 is exclusive of the $42.8 million after tax gain from the sale of six KMAR vessels.
Net earnings in Fiscal 2007 are exclusive of $20.8 million of after tax gains from the sale of 14 offshore tugs.
Fiscal 2007
78% Three Year Compounded Annual Earnings Growth Rate
78% Three Year Compounded Annual Earnings Growth Rate

TIDEWATER TIDEWATER 31 BALANCE Financial Strength

TIDEWATER TIDEWATER
32
35*
35*
$520,000,000*
$520,000,000*
$147,000,000
$147,000,000
Vessels under construction:
Vessels under construction:
Number
Number
Cost
Cost
Funded thru March 31
Funded thru March 31
8
8
New vessels delivered
New vessels delivered
GROWTH 2007
*Does not include an additional net 10 vessels contracted thru June 30, 2007 at a cost of $220 million.

TIDEWATER TIDEWATER
33
BALANCE SHEET
$             300 $             300 $             300 $             300 Total Debt Total Debt
300 300 300 300 Senior Notes Debt Senior Notes Debt
0 0 0 0 Revolver Debt Revolver Debt
$          2,365 $          2,365 $          2,649 $          2,649 Total Liabilities & Equity
1,659 1,659 1,886 1,886 Stockholders’ Equity
590 590 616 616 Other Liabilities Other Liabilities
116 116 147 147 Current Liabilities Current Liabilities
$          2,365     $          2,365     $          2,649     $          2,649     Total Assets Total Assets
463 463 435 435 Other Assets Other Assets
1,373 1,373 1,482 1,482 PP&E PP&E
283 283 338 338 Other Current Assets Other Current Assets
$               246 $               246 $             394 $             394 Cash Cash
March March
2006 2006
March March
2007 2007 (millions of dollars) (millions of dollars)

TIDEWATER TIDEWATER 34 RETURNED TO STOCKHOLDERS $187,900,000 $187,900,000 Total Total $ 33,900,000 $ 33,900,000 Dividends Dividends $154,000,000 $154,000,000 Stock repurchases Stock repurchases

TIDEWATER TIDEWATER
35
Earnings
Earnings
Revenue
Revenue
Cash provided by operating activities
Cash provided by operating activities
Cash on hand
Cash on hand
Recent stock price
Recent stock price
New construction order book
New construction order book
Single Vessel Charter Contract
Single Vessel Charter Contract
Expectations for the future
Expectations for the future
FISCAL 2007 RECAP
NEW RECORDS AND HIGHS

TIDEWATER TIDEWATER
36
PROVEN RESULTS
PROVEN RESULTS
Fiscal
Fiscal
20
20
30%
30%
95
95
$1.78
$1.78
2005
2005
19
19
24%
24%
66
66
$.73
$.73
2004
2004
19
19
–
–
–
–
$1.37
$1.37
2000
2000
20
20
48%
48%
109
109
$5.94
$5.94
(5) (5)
2007
2007
131
131
101
101
Active New Vessels
Active New Vessels
(2) (2)
$6.72
$6.72
(1) (1) $3.33
$3.33
(4) (4) E.P.S
E.P.S
?
?
44%
44%
New Vessel Profit
New Vessel Profit
Contribution
Contribution
19
19
20
20
Fleet Average Age
Fleet Average Age
(years)
(years)
(3) (3)
2008
2008
2006
2006
(3) Includes committed newbuilds with no assumed fleet retirements.
(4) Excludes $42.8 million after tax gain ($.74 per share) on sale of 6
KMAR AHTS vessels.
(5) Excludes $20.8 million after tax gain ($.37 per share) on sale of 14 offshore tugs.
(1)   First Call consensus estimates as of July 8, 2007, which is being provided for information purposes only.
Tidewater does not endorse these estimates and takes no responsibility for any updating of this information in the future. Tidewater does not provide guidance on future earnings performance.
(2)   Vessels built or acquired after 1-1-2000 inclusive of newbuilds committed to as of
March 31, 2007. Does not include an additional 27 vessels committed for delivery in
Fiscal 2009 and 2010.

TIDEWATER TIDEWATER 37 Deliver Results Deliver Results Renew The Fleet Renew The Fleet Maintain Financial Strength Maintain Financial Strength FISCAL 2005 2006 2007 2008 GOALS AND OBJECTIVES

TIDEWATER TIDEWATER 2007 Annual Stockholders Meeting 2007 Annual Stockholders Meeting July 12, 2007 July 12, 2007 GLOBAL MOMENTUM GLOBAL MOMENTUM

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TIDEWATER TIDEWATER 2007 Annual Stockholders Meeting 2007 Annual Stockholders Meeting July 12, 2007 July 12, 2007 GLOBAL MOMENTUM GLOBAL MOMENTUM